EXHIBIT 10.10
FORM OF INVESTMENT AGREEMENT BY AND BETWEEN THE
REGISTRANT AND OCEAN RESOURCES CAPITAL HOLDINGS,
PLC DATED FEBRUARY 21, 2002



                          DATED __________________ 2003









                    (1) OCEAN RESOURCES CAPITAL HOLDINGS PLC

                             (2) BPK RESOURCES, INC









                 -----------------------------------------------

                              INVESTMENT AGREEMENT
                 -----------------------------------------------










                           Stallardsoliciors[GRAPHIC]

                                 Centurion House
                                 37 Jewry Street
                                     London
                                    EC3N 2ER

                        Tel. 020 7423 1000 Fax. 020 7481
                            3002 DX. 822 London-City
                          Email: mail@stallardlaw.co.uk

                      OCEAN RESOURCES CAPITAL HOLDINGS PLC
                                   Ocean House
                            10/12 Little Trinity Lane
                                     London
                                    EC4V 2DH



Private and Confidential

To       The Directors
         BPK Resources, Inc
         5858 Westheimer Street
         Suite 709
         Houston
         TX 77057
         USA


21st February 2003


Dear Sirs

Investment Offer

Ocean Resources Capital Holdings Plc ("ORCH") is pleased to confirm its intention to make an investment in BPK Resources, Inc ("the Company") on the terms set out in this letter. This letter should be read in conjunction with the accompanying schedules entitled "Conditions Precedent" and "Warranties".

1        Investment in the Company

         1.1 ORCH will invest in the Company by way of subscription for 5,538,461 Series A 10% Convertible Preferred Stock in the Company ("the BPK Shares") with a par value of US$0.001 at a subscription price of US$0.65 each, credited as fully paid and having the terms set out in the Certificate of Designation attached as Schedule 1.

         1.2 Subscription for the BPK Shares shall be satisfied by the issue by ORCH of 4,390,000 Ordinary Shares of 1p each in ORCH ("the ORCH Shares") at a subscription price of 50p each, credited as fully paid and ranking pari passu in all respects with the existing shares in ORCH, together with 4,390,000 warrants issued in accordance with the warrant instrument attached at Schedule 5 ("the Warrants").

         1.3 ORCH confirms to the Company that it is the intention of the board of ORCH to seek to have the ORCH Shares traded on the Alternative Investment Market ("AIM") of The London Stock Exchange as soon as reasonably practicable and it is acknowledged by the Company that the allotment and issue of Shares in consideration for the issue of the BPK Shares is not conditional upon such admission to AIM ("Admission").

2        Purpose

         ORCH's investment is to be used for the purpose of providing working capital for the business of the Company.

3        Availability

         The subscription for the BPK Shares shall be made when ORCH is satisfied that the conditions precedent set out in Schedule 2, headed "Conditions Precedent", have been fulfilled or waived by ORCH .

4        Obligations of the Company

         4.1 The Company agrees to make available such information with regard to the Company and its business, assets and investments as may reasonably be required by ORCH in connection with any application for Admission.

         4.2 The Company acknowledges that by accepting this offer and accepting the allotment of shares in exchange for the issue of the BPK Shares, the Company will not be entitled to dispose of any of the ORCH Shares issued to it either prior to or during a period of at least 2 months from Admission without the prior consent of ORCH (which shall not be unreasonably withheld), or as part of the placing by ORCH during such period.

         4.3 The Company further acknowledges that it will not be entitled to dispose of the Warrants independently of the ORCH Shares for a period of 3 months from Admission without the prior consent of ORCH, or as part of the placing by ORCH during such period.

         4.4      The Company irrevocably undertakes that:

                  4.4.1 the Company will place US$720,000 of the net proceeds from the sale of the ORCH Shares in an escrow account until the second anniversary of this Agreement, on terms satisfactory to ORCH, on the basis that this is equal to two years' dividends in respect of the BPK Shares and the funds standing to the credit of the escrow account shall be entitled solely for payment of dividends in respect of the BPK Shares; and

                  4.4.2 other than day to day creditors and the proposed US$600,000 margin account with HSBC (of which details have been disclosed to ORCH), the Company will not incur more than US$1,000,000 further indebtedness, without the prior written permission of ORCH, which permission shall not be unreasonably withheld.

         4.5 The Company agrees that ORCH shall be entitled to nominate a director to the Board of Directors of the Company and undertakes to take all such steps as may be required to appoint such person to serve on the Board of Directors of the Company until the next meeting of the stockholders of the Company held for the purpose of electing directors. As a condition to appointing such person to serve on the Board of Directors of the Company, ORCH shall cause such person to provide all information requested by the Company regarding such person, including but not limited to, completing and executing a standard and customary Directors & Officers Questionnaire (the information set forth in such questionnaire to be acceptable to the Company) and to execute and file any and all documents requested by the Company including, but not limited to, a Form 3 to be filed with the United Securities and Exchange Commission.

         4.6 The Company shall ensure that the ORCH Director receives due notice of all Board Meetings of the Company together with all supporting board papers and other information as is provided to all other members of the Company's Board of Directors.

         4.7 The Company further undertakes that as a subscriber for ORCH Shares in ORCH it will provide to ORCH and its advisers such information as may from time to time be required under any money laundering regulations to which ORCH may from time to time be subject, whether in connection with the application for admission on AIM or otherwise.

         4.8 ORCH shall provide to the Company and its advisors any and all information as may from time to time be requested by the Company or its advisors in order to comply with any laws, rules or regulations applicable to the Company including, but not limited to, information required to be disclosed pursuant to applicable United States securities laws, rules or regulations.

         4.9 ORCH shall prepare and file any and all forms, reports, schedules or other information required to be filed by it under applicable United States securities laws, rules or regulations. ORCH further undertakes to cause each of its employees, agents and affiliates, including any person it designates to serve on the Board of Directors of the Company, to prepare and file any and all forms, reports, schedules or other information required to be filed by such persons under applicable United States securities laws, rules and regulations.

5        Warranties

         5.1      The Company  warrants and  represents  to ORCH in the terms of
                  Schedule 3 and/or set out in the Form of Acceptance.

         5.2 Each of the Warranties shall be separate and independent and, save as expressly provided, shall not be limited by reference to any other Warranty or anything in this letter.

6        Investment Representations

         6.1      ORCH represents and warrants to the Company that:

                  6.1.1    the  BPK  Shares  and the  shares  of  common  stock,
                           US$0.001 par value per shares, of the Company issuable upon conversion of the BPK Shares (collectively "the BPK Securities") are being
                           acquired  for  ORCH's  own  account  for   investment
                           purposes only and not with a view to, or with any present intention of, distributing any of such BPK Shares; and

                  6.1.2 all information relating to the legal status and constitution of ORCH, the details of the authorized and issued share capital of ORCH, its business and financial position and all other information set forth in the Admission Document to be published by Ocean on its application for admission to AIM will be true and accurate.

         6.2      ORCH acknowledges and accepts that:

                  6.2.1 The BPK Securities have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or under any state securities or blue sky laws and the transfer of the BPK Securities is intended to be exempt from registration under the Securities Act based, in part, upon the acknowledgement of ORCH contained herein.

                  6.2.2 Neither the United States Securities and Exchange Commission nor any state securities commission has
                           (i) approved the issuance and sale of the BPK Securities or passed upon or endorsed the merits of the BPK Securities, or (ii) confirmed the accuracy of, determined the adequacy or, or reviewed any documentation regarding the Company.

                  6.2.3 ORCH has such knowledge and experience in financial and business matters that it is capable of evaluating the risk of investing in the Company and that it has had access to all documents and records relating to the Company; that it has reviewed such documents that it has deemed necessary in order to make an informed investment decision with respect to an investment in the BPK Securities, including but not limited to, the Company's filings with the United States Securities and Exchange Commission, that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of this particular investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to an investment in the BPK Securities.

                  6.2.4 ORCH is an "Accredited Investor" as that term is defined in the Securities Act and the rules and regulations promulgated thereunder.

                  6.2.5 ORCH is acquiring the BPK Securities in a private transaction separately negotiated with the Company, and in electing to make such a purchase was unaware of, and did not rely on, and did not become aware of the offering of the BPK Securities through or as a result of, any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the offer and sale of the BPK Securities.

                  6.2.6 ORCH must bear must bear the substantial economic risks of the investment in the BPK Securities indefinitely because the BPK Securities may not be sold, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or an exemption from such registration is available in the legal opinion of counsel to the Company. Legends shall be placed on the certificates evidencing the BPK Securities to the effect that the BPK Securities have not been registered under the Securities Act or any applicable state securities laws and appropriate notations thereof will be made in the Company's stock transfer books substantially as set forth below:

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED ON AN OPINION LETTER OF COUNSEL ACCEPTABLE TO THE COMPANY.

                  6.2.7 Stop transfer instructions will be placed with any transfer agent of the BPK Securities.

7        Information and publicity

         7.1 Each party shall disclose such information concerning such party and any subsidiary or associated companies as may be required of it to comply with the rules of any applicable law, Relevant Stock Exchange or other regulatory authority.

         7.2 Any press release in relation to this transaction is to be agreed in advance between the Company and ORCH.

8        Transaction fees

         Each party shall be responsible for the fees of its own legal and accountancy advisers in respect of this transaction.

9        Procedure for acceptance

         This offer may be accepted by signing and returning to ORCH the Form of Acceptance enclosed herewith. When the Form of Acceptance is received and accepted by ORCH this letter together with the Schedules hereto and the Form of Acceptance shall form the share subscription agreement.

Yours faithfully



...........................................
Director/Authorised Signatory
Ocean Resources Capital Holdings Plc

                        FORM OF ACCEPTANCE AND COMMITMENT

This letter must be completed and returned by facsimile to Stallard Solicitors by no later than 4.00 p.m. UK time on 21st February (for the attention of Andrew Hunter on 020 7481 3002) and a hard copy, signed by you, must be returned within a further 10 business days ("the Closing Date") to Stallard Solicitors, Centurion House, 37 Jewry Street, London EC3N 2ER.



From:
                              -------------------------------------------
BPK Resources, Inc
5858 Westheimer Street        Reference                    ORCH/BPK
Suite 709
Houston                       Number of ORCH Shares        4,390,000
TX 77057
USA                           Number of BPK Shares         5,538,461

                              -------------------------------------------

o February 2003


Dear Sirs

Issue by BPK Resources, Inc (the "Company") of 5,538,461 shares of Series A 10% Convertible Preferred Stock in the Company ("the BPK Shares") to Ocean Resources Capital Holdings Plc ("ORCH") in consideration for the issue by ORCH of 4,390,000 ordinary shares of 1p each in ORCH ("Shares") at a subscription price of 50p each together with 4,390,000 Warrants

We hereby acknowledge receipt of your letter dated 21st February 2003 (the "Offer Letter") and confirm our irrevocable obligation to allot and issue to ORCH the BPK Shares set out above in consideration for the allotment and issue to the Company or its agent by ORCH of the ORCH Shares set out above, on the terms and subject to the conditions set out or referred to in the Letter, and without limiting the foregoing. We expressly confirm our agreement in all respects to the terms of the Letter.

By accepting such commitment we:

         (a) represent and warrant to ORCH that we have full authority and rights to issue the BPK Shares to ORCH or its agent as herein provided including compliance with any stock exchange, company legislation or other regulatory requirements where appropriate;

         (b)      confirm that we may lawfully acquire the ORCH Shares;

         (c) undertake that the BPK Shares will (subject to the satisfaction of the Conditions Precedent) be allotted and issued to ORCH or its agent free from all liens, charges and encumbrances and with all rights now and hereafter attached thereto;

         (d) enclose herewith or irrevocably undertake to deliver to you by the Closing Date the following documents:

                  (a) a Board Resolution in terms reasonably acceptable to you authorising the allotment and issue of the BPK Shares; and

                  (b) a letter of consent and authority in respect of the following:

                           (i) the holding of an EGM of ORCH in February 2003 at short notice for the purposes of dealing with any formalities required for Admission; and

                           (ii) the appointment of the Chairman of ORCH as the corporate representative of the Company for the purposes of such EGM

         (e) further undertake not to dispose of any of the ORCH Shares acquired pursuant to the issue of the BPK Shares prior to or for a period of at least 2 months from Admission without the prior written consent of ORCH, which shall not be unreasonably withheld;

         (f) hereby authorise and request ORCH (subject to the conditions referred to in the Letter having been fulfilled), in accordance with the instructions given below, to deliver to us at our risk definitive certificates for the number of Shares to which we are entitled.

We further warrant, acknowledge and agree that:

(a) we are applying and subscribing for, the number of Shares specified above upon and subject to the terms and conditions set out in the Letter, and the Memorandum and Articles of Association of ORCH and, without prejudice to the generality of the foregoing in accepting the commitment hereunder:-

         (i) except for the foregoing and the ORCH Admission Document for admission to trading on AIM, we have not relied on any information given or any representations or statements made at any time by ORCH or any director, associate, employee, agent or adviser of ORCH;

         (ii) we have obtained all necessary consents and authorities required (and in particular, but without prejudice to the generality of the foregoing, any exchange control consents) and observed any formalities in any jurisdiction to enable us to issue the BPK Shares and to subscribe for the ORCH Shares and to enter into and comply with this Form of Acceptance and the signatory of the Form of Acceptance is, and will continue to have, full authority to bind us to its terms;

(b) time shall be of the essence as regards obligations pursuant to the Form of Acceptance;

(c) we will be liable as a principal in respect of our obligations and the terms and conditions of the letter and this Form of Acceptance will be governed by, and construed in accordance with, the laws of England and we agree to submit, for the benefit of ORCH to the exclusive jurisdiction of the English courts.

Yours faithfully,


SIGNATURE: ____________________________________STATUS_________________________

FULL NAME:
          --------------------------------------------------------------

ON BEHALF OF:
             -----------------------------------------------------------

DELIVERY INSTRUCTIONS FOR SHARES
The registration details for and, if different, the person to whom you are requested to deliver the Shares are as follows:

NAME _______________________________________________________________________

ADDRESS ____________________________________________________________________


        --------------------------------------------------------------------

POSTCODE _________________

DELIVERY ADDRESS FOR CERTIFICATES (if different from the first-named above):

NAME _____________________________________________________________________

ADDRESS _____________________________________________________________________

        ---------------------------------------------------------------------

POSTCODE _________________

                                   SCHEDULE 1

                           Certificate of Designation

                   of Series A 10% Convertible Preferred Stock

                             of BPK Resources, Inc.

                                   SCHEDULE 2

                              CONDITIONS PRECEDENT

The Investor's investment shall be available when:

1 The Board and the investment committee of ORCH have approved the investment terms.

2 ORCH and its advisers are satisfied that all formalities necessary for the issue of the BPK Shares to ORCH have been complied with.

                                   SCHEDULE 3

                                   WARRANTIES



1        Shares

         1.1 All information relating to the legal status and constitution of the company, including details of the authorised and issued share capital of the Company, and its business and financial position supplied to ORCH or its advisers was when given and remains true and accurate.

         1.2 The Articles of Incorporation and Bylaws of the Company, Audited Accounts, Management Accounts and other documents supplied to ORCH are up to date, accurate and complete copies of the originals.

2        Insolvency

         2.1 No administrator, administrative receiver, receiver, manager or receiver and manager has been appointed over the whole or any part of the assets or undertaking of the Company and no such appointment has been threatened in writing within the preceding twelve months.

         2.2 The Company is not insolvent nor has it stopped payment of its debts nor is the Company unable to pay its debts.

3        Legal Proceedings

         3.1      The Company is not engaged or involved in or threatened with:-

         3.1.1    any  litigation,  prosecution,   arbitration  or  other  legal
                  proceedings (whether as plaintiff, defendant or third party), except for normal debt collection; or

         3.1.2 any proceedings or enquiries before any tribunal, board of enquiry, commission or any other administrative body, whether judicial or quasi- judicial;

         3.2 There is no judgement or order of the court against the Company, which has not been satisfied or discharged.

         3.3 The Company has not committed any breach of or failed to perform or observe any provision of its Memorandum or Articles of Association or terms or conditions of any consent or licence by which it carries on business.

         3.4 The Company is not in breach of any of the listing rules, regulations or requirements of OTC BB.

                                   SCHEDULE 4

                                   Definitions

"Act" the Companies Act 1985 as amended and from time to time in force;

"AIM"                       the  Alternative  Investment  Market of the London
                            Stock Exchange;

"Articles of Association"   the  articles  of  association  of the  Company as
                            amended pursuant to the terms of this letter, and in force from time to time;

"Completion"                the  subscription  by ORCH for the BPK  Shares and
                            the  allotment  by ORCH to the Company of the ORCH
                            Shares;

"Instrument"                the Instrument  constituting the BPK Shares in the
                            form set out as Schedule 1 hereto;

"ORCH"                      Ocean Resources Capital Holdings Plc;

"ORCH Director"             the person to be nominated  by ORCH and  appointed
                            to the board of directors of the Company in accordance with the terms of this Agreement;

"OTC BB"                    Over The Counter Bulletin Board;

"Shares" the Ordinary Shares of 1p each in the share capital of ORCH;

"Warranties"                the  warranties  and  representations  set  out in
                            Schedule 3.

                                   SCHEDULE 5

                             The Warrant Instrument